UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2013

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)
____________________

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-34693 (Commission File Number)	27-1200777 (I.R.S. Employer Identification Number)
50 Cocoanut Row, Suite 211 Palm Beach, Florida (Address of principal executive offices)		33480 (Zip Code)

(561) 802-4477
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles Supplementary

Classification of the Board through Subtitle 8 Opt-in.  On November 12, 2013, Chatham Lodging Trust, a Maryland real estate investment trust (the “Company”), elected by resolution of its Board of Trustees (the “Board”), notwithstanding any provision in its Declaration of Trust or Bylaws to the contrary, to become subject to Section 3-803 of the Maryland General Corporation Law (“MGCL”) as explicitly permitted by the MGCL, effective on such date.  Section 3-803 of the MGCL requires the Board, before the next annual meeting of shareholders, to designate by resolution, from among its members, trustees to serve as Class I trustees, Class II trustees and Class III trustees.   As required under the MGCL, the classes shall have the same number of directors to the extent possible.  The term of the Class I trustees shall last until the annual meeting of shareholders held in 2014 and until their successors are elected and qualify.  The term of the Class II trustees shall last until the annual meeting of shareholders held in 2015 and until their successors are elected and qualify.  The term of the Class III trustees shall last until the annual meeting of shareholders held in 2016 and until their successors are elected and qualify.  At each annual meeting of the shareholders of the Company, the successors to the class of trustees whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting of shareholders held in the third year following the year of their election and until their successors are elected and qualify.  In accordance with Maryland law, the Company filed Articles Supplementary effecting the Company’s election to be subject to Section 3-803 of the MGCL with the State Department of Assessments and Taxation of Maryland on November 12, 2013.

The foregoing summary of the articles supplementary is qualified in its entirety by reference to the text of the articles supplementary, which is attached hereto as Exhibit 3.1 to this Form 8-K and is incorporated by reference into this Item 5.03.

As stated in the Company’s press release, attached as Exhibit 99.1 hereto, in order to emphasize that the classified board is solely intended to protect value and is not intended to be a permanent feature of the Company’s corporate governance, the Company has committed to take action within two years to declassify the Board.

Bylaws

On November 12, 2013, the Board adopted resolutions to amend and restate the Company’s Bylaws, effective on such date.  The following is a summary of changes effected by adoption of the Amended and Restated Bylaws (the “amended Bylaws”), which is qualified in its entirety by reference to the full text of the amended Bylaws.  In addition to the amendments described below, the amended Bylaws include certain technical corrections and non-substantive changes.  The Bylaws as previously in effect are referred to herein as the “former Bylaws.”

Advance Notice of Trustee Nominations and New Business Proposals by Shareholders.  The amended Bylaws expand the former Bylaw requirements of advance notice for shareholder nominations for trustees and shareholder business proposals.  The amended Bylaws increase the information that must be provided by a shareholder proposing business or a trustee nominee, including a requirement to provide information related to any substantial interest the shareholder, any shareholder nominee or any person acting in concert with the shareholder may have in the Company and additional disclosure regarding proposed nominees or persons acting in concert with the shareholder who proposes the nominees or business, and other disclosure requirements.  These new information requirements will apply to nominations and new business proposals made in connection with the 2014 annual meeting of shareholders of the Company.

Trustee Qualification Provision.  The amended Bylaws disqualify a person from being nominated for election, or serving, as a trustee of the Company if such person has any third-party compensatory, payment or other financial arrangement related to his or her service as a trustee (other than with the Company or with respect to certain permitted indemnification, expense reimbursement and other arrangements).

Exclusive Forum Provision.  The amended Bylaws provide that, unless the Board agrees otherwise, derivative claims; breach of trustee, officer or other employee duty claims; claims pursuant the Maryland REIT Law, the MGCL (to the extent applicable to the Company) or the Company’s Declaration of Trust and amended Bylaws; and claims governed by the internal affairs doctrine must be brought in the Circuit Court for Baltimore City, Maryland (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division).

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference into this Item 5.03.  In addition, a marked copy of the amended Bylaws indicating changes made to the former Bylaws is attached hereto as Exhibit 3.3 and is incorporated by reference into this Item 5.03.

Item 8.01                      Other Events.

On November 13, 2013, the Company issued a press release announcing that the Board rejected a proposal from BlueMountain Capital Management, LLC.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

3.1         Articles Supplementary relating to Chatham Lodging Trust’s election to be subject to Section 3-803 of the Maryland General Corporation Law.

3.2         Amended and Restated Bylaws of Chatham Lodging Trust.

3.3         Amended and Restated Bylaws of Chatham Lodging Trust (marked).

99.1        Press Release dated November 13, 2013.*

*  The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

November 13, 2013	By:	/s/ Dennis M. Craven
		Name:	Dennis M. Craven
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Articles Supplementary relating to Chatham Lodging Trust’s election to be subject to Section 3-803 of the Maryland General Corporation Law.
3.2	Amended and Restated Bylaws of Chatham Lodging Trust.
3.3	Amended and Restated Bylaws of Chatham Lodging Trust (marked).
99.1	Press release dated November 13, 2013 (furnished pursuant to Item 8.01)